UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 23, 2007

The Hartford Financial Services Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-13958	13-3317783
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Hartford Plaza, Hartford, Connecticut		06155
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	860-547-5000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On July 23, 2007, The Hartford Financial Services Group, Inc. (the "Company") entered into an agreement (the "Agreement") with the New York Attorney General’s Office, the Connecticut Attorney General’s Office, and the Illinois Attorney General’s Office to resolve (i) the previously disclosed investigations by these Attorneys General regarding the Company’s compensation agreements with brokers, alleged participation in arrangements to submit inflated bids, compensation arrangements in connection with the administration of workers compensation plans and reporting of workers compensation premium, participation in finite reinsurance transactions, sale of fixed and individual annuities used to fund structured settlements, and marketing and sale of individual and group variable annuity products and (ii) the previously disclosed investigation by the New York Attorney General’s Office of aspects of the Company’s variable annuity and mutual fund operations related to market timing.

Under the terms of the Agreement, the Company will pay $115 million, of which $84 million represents restitution for market timing, $5 million represents restitution for issues relating to the compensation of brokers, and $26 million is a civil penalty. Also pursuant to the terms of the Agreement, the Company agreed to certain conduct remedies, including, among other things, a ban on the payment of contingent compensation to brokers with respect to those property and casualty lines in which insurers that together represent at least 65% of the market in that insurance line do not pay contingent compensation.

A copy of the form of Agreement is filed herewith as Exhibit 10.01 to this Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No. Description of Exhibits

10.01 Form of Assurance of Discontinuance entered into by the New York Attorney General’s Office, the Connecticut Attorney General’s Office, the Illinois Attorney General’s Office, and The Hartford Financial Services Group, Inc., dated July 23, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Hartford Financial Services Group, Inc.

July 23, 2007	By:	/s/ Alan J. Kreczko

Name: Alan J. Kreczko
Title: Executive Vice President and General Counsel

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Exhibit Index

Exhibit No.	Description

10.01	Form of Assurance of Discontinuance entered into by the New York Attorney General’s Office, the Connecticut Attorney General’s Office, the Illinois Attorney General’s Office, and The Hartford Financial Services Group, Inc., dated July 23, 2007.